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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 18, 1999
(August 10, 1999)

                          -----------------------------


                           NEXTEL COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)





   DELAWARE                      0-19656                       36-3939651
(State or other          (Commission File Number)           (I.R.S. Employer
jurisdiction of                                           Identification No.)
incorporation)


                2001 EDMUND HALLEY DRIVE                                20191
                    RESTON, VIRGINIA                                  (Zip Code)
        (Address of principal executive offices)

     Registrant's telephone number, including area code:     (703) 433-4000
                               ------------------



--------------------------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report)


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ITEM 5. OTHER EVENTS.


Copies of the agreement and related term sheet between Nextel Communications, Inc. and the Federal Communications Commission (the "FCC") and the United States Department of Justice (the "DOJ"), the existence of which was disclosed in Nextel's press release of August 11, 1999, have been disclosed to the debtors-in-possession and to the entity providing interim financing to such debtors-in-possession, pursuant to an order entered on August 13, 1999 by the U.S. Bankruptcy Court for the Southern District of New York. The Court declined to include in such order confidentiality obligations on such recipients as concerns their ability to further disclose such information. In light of its disclosure obligations under the Federal securities laws, and the disclosures already made in compliance with the Court's order, Nextel is filing as Exhibits 99.1, 99.2 and 99.3 hereto (and incorporating herein by reference) a copy of the term sheet, the letter from the FCC and DOJ and a letter from Nextel.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: A number of the matters and subject areas discussed in this report and in the materials filed as Exhibits 99.1, 99.2 and 99.3 to this report that are not historical or current facts deal with potential future circumstances and developments. The ability of Nextel to successfully structure agreements to obtain access to the personal communications services spectrum originally awarded to the NextWave debtors or to successfully take or complete any other action or transaction contemplated in such materials, will depend on a number of factors, including Nextel's ability to reach agreement on terms with relevant creditor and/or equity constituencies. Successful implementation of such a potential transaction also would involve additional risks, including those relating to obtaining required regulatory and judicial approvals and potentially resolving or prevailing against challenges that may be asserted by third parties. Additionally, Nextel's existing digital mobile network business remains subject to those risk factors and uncertainties that Nextel currently believes may cause actual future experience and results in its digital mobile network business to differ from Nextel's current expectations and such risks and uncertainties are described from time to time in Nextel's reports filed with the Securities and Exchange Commission, including Nextel's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and in Nextel's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999 and June 30, 1999.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                              NOT APPLICABLE

(b)  PRO FORMA FINANCIAL INFORMATION.

                              NOT APPLICABLE

(c)  EXHIBITS.

             Exhibit No.      Exhibit Description

                99.1 Term Sheet for Comprehensive Settlement Agreement and Joint Plan of Reorganization.

                99.2 Letter from the United States Department of Justice and the Federal Communications Commission, dated August 10, 1999, to Nextel Communications, Inc.

                99.3 Letter from Nextel Communications, Inc., dated August 10, 1999, to the United States Department of Justice and the Federal Communications Commission.





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                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              NEXTEL COMMUNICATIONS, INC.



Date: August 18, 1999         By: /s/ Thomas J. Sidman
                              ----------------------------------
                              Thomas J. Sidman
                              Vice President and General Counsel


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                                  EXHIBIT INDEX




        Exhibit No.           Exhibit Description

                99.1 Term Sheet for Comprehensive Settlement Agreement and Joint Plan of Reorganization.

                99.2 Letter from the United States Department of Justice and the Federal Communications Commission, dated August 10, 1999, to Nextel Communications, Inc.

                99.3 Letter from Nextel Communications, Inc., dated August 10, 1999, to the United States Department of Justice and the Federal Communications Commission.